UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 19, 2023

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01) Rights to Purchase Series A Junior Participating Preferred Stock (Par Value $0.01)	CBRL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2023, Cracker Barrel Old Country Store, Inc., a Tennessee corporation (the “Company”), issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item, announcing that the Board of Directors (the “Board”) of the Company had elected John Garratt, effective as of December 19, 2023, to serve as a director until the Company’s next annual meeting of shareholders. Pursuant thereto and to the Company’s Second Amended and Restated Bylaws and in accordance with its Amended and Restated Charter, the Board increased the size of the Board from ten to eleven members, effective with Mr. Garratt’s appointment. Mr. Garratt has not yet been appointed to any committees of the Board.

Mr. Garratt will receive compensation as an outside director generally in accordance with the Company’s outside director compensation practices described in the Company’s proxy statement filed with the Securities and Exchange Commission on October 6, 2023. The initial annual retainer and equity grant to be received by Mr. Garratt will be prorated for his period of service during the year in which he was elected to the Board.

There are no arrangements or understandings between Mr. Garratt, on the one hand, and any other persons, on the other hand, pursuant to which Mr. Garratt was selected as a director of the Company. Mr. Garratt has no family relationships with any of the Company’s directors or executive officers. Mr. Garratt has not been a party to any transactions that would be required to be reported under Item 404(a) of Regulation S-K in this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
	Exhibit No.	Description

	99.1	Press Release issued by Cracker Barrel Old Country Store, Inc. dated December 19, 2023

	104	Cover Page Interactive Data File (formatted as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 19, 2023	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Senior Vice President, General Counsel and Corporate Secretary